UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        January 20, 2006 (January 19, 2006)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (610) 558-9800

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2006, Endo Pharmaceuticals Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., (the “Underwriter”) and the selling stockholders named therein, relating to the sale of 15,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offering price to the public of $27.85 per share.  The Underwriting Agreement is filed as Exhibit 1.1 to this Report, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit and the Underwriting Agreement is incorporated herein by reference.  The Underwriting Agreement is filed with reference to and hereby incorporated by reference into the automatically effective Registration Statement on Form S-3 (File No. 333-131115) of the Company filed with the Securities and Exchange Commission on January 19, 2006.

The Underwriter and certain of its affiliates have in the past provided, and may in the future provide, investment banking and other financial and banking services to the Company for which it has in the past received, and may in the future receive, customary fees.

In connection with the shelf registration statement filed by the Company on January 19, 2006, the Company, Endo Pharma LLC and certain members of the senior management of the Company entered into a shelf registration agreement, dated January 19, 2006 providing for the registration of an indeterminate number shares of Common Stock for resale by Endo Pharma LLC and certain other selling stockholders.  In exchange for the registration of the shares of Common Stock, Endo Pharma LLC agreed to reduce the number of demand registration rights available to it pursuant to the registration rights agreement dated July 17, 2000, as amended on June 30, 2003.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of January 19, 2006, by and between Endo Pharmaceuticals Holdings Inc., Citigroup Global Markets Inc. and the selling stockholders named therein.

10.50	Shelf Registration Agreement, dated January 19, 2006, by and between Endo Pharmaceuticals Holdings, Inc., Endo Pharma LLC and certain Management Stockholders (as defined therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated:  January 20, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated as of January 19, 2006, by and between Endo Pharmaceuticals Holdings Inc., Citigroup Global Markets Inc. and the selling stockholders named therein.

10.50	Shelf Registration Statement Agreement, dated January 19, 2006, by and between Endo Pharmaceuticals Holdings Inc., Endo Pharma LLC and certain Management Stockholders (as defined therein).